                    BARCODE - DOC64500000000000006280000000*

                                 REGIONS(R) BANK
                                 PROMISSORY NOTE

----------------------- ---------------- ------------------ ------------- ------------- ---------------------- ----------- ---------
      Principal            Loan Date         Maturity         Loan No.     Call/Coll           Account           Officer    Initials
     $475,103.57          04-25-2001        04-25-2004         006280       590/4400         0862789-9002         2331
----------------------- ---------------- ------------------ ------------- ------------- ---------------------- ----------- ---------

References in the
shaded area are for
Lender's use and do
not limit the
applicability of
this document to any
particular loan or item.
Any item above containing
"***" has been omitted
due to text length
limitations.
------------------------------------------------------------------------------------------------------------------------------------
Borrower:       SMITHWELL DIRECTIONAL BORING INC                  Lender:  REGIONS BANK
                (SSN: 73-1560960)                                          ROGERS MAIN OFFICE
                13886 SAVOY RD                                             500 WEST WALNUT
                FAYETTEVILLE, AR 72704-8466                                ROGERS, AR 72756
====================================================================================================================================

PRINCIPAL AMOUNT:  $475,103.57              INTEREST RATE:  8.750%                       DATE OF NOTE:  APRIL 25, 2001

PROMISE TO PAY. SMITHWELL DIRECTIONAL BORING INC ("Borrower") promises to pay to REGIONS BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Four Hundred Seventy Five Thousand One Hundred Three & 57/100 Dollars ($475,103.57), together with interest at the rate of 8.750% per annum on the unpaid principal balance from April 25, 2001, until paid in full.

PAYMENT. Borrower will pay this loan in 35 payments of $15,054.67 each payment and an irregular last payment estimated at $15,054.86. Borrower's first payment is due May 25, 2001, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on April 25, 2004, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges. Interest on this Notes is computed on a 365/365 simple interest basis; that is, by applying the ratio of the annual interest rate over the number of days in a year (366 during leap years), multiplied by the outstanding principal balance, multiplied by the actual number of days the principal is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to" REGIONS BANK, ROGERS MAIN OFFICE, 500 WEST WALNUT, ROGERS, AR 72756.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the total sum due under this Note will bear interest from the date of acceleration or maturity at the interest rate on this Note. The interest rate will exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

     PAYMENT DEFAULT. Borrower fails to make any payment when due under this Note.

     OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or a sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply of there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice to the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occur with respect to any Guarantor of any of the indebtedness or any Guarantor

51128
     dies or becomes incompetent, or revokes or disputes the validity of, or a liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

     CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

     INSECURITY. Lender in good faith believes itself insecure.

     CURE PROVISIONS. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

EXPENSES. If Lender institutes any suit or action to enforce any of the terms of this Note, Lender shall be entitled to recover such sum as the court may adjudge reasonable. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the loan payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals, to the extent permitted by applicable law. Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. This Note will be governed by, and construed and enforced in accordance with federal law and the laws of the State of

                    BARCODE - DOC24000000000000006280000000*

                                 REGIONS(R) BANK
                     DISBURSEMENT REQUEST AND AUTHORIZATION

----------------------- ---------------- ------------------ ------------- ------------- ----------------------- ---------- ---------
      Principal            Loan Date         Maturity         Loan No.     Call/Coll           Account           Officer    Initials
     $475,103.57          04-25-2001        04-25-2004         006280       590/4400         0862789-9002          2331
----------------------- ---------------- ------------------ ------------- ------------- ----------------------- ---------- ---------
References in the
shaded area are for
Lender's use and do
not limit the
applicability of this
document to any
particular loan or
item. Any item above
containing "***" has
been omitted due to
text length
limitations.
--------------- --------------------------------------------- ------------ ---------------------------------------------------------
Borrower:       SMITHWELL DIRECTIONAL BORING INC                  Lender:  REGIONS BANK
                (SSN: 73-1560960)                                          ROGERS MAIN OFFICE
                13886 SAVOY RD                                             500 WEST WALNUT
                FAYETTEVILLE, AR 72704-8466                                ROGERS, AR 72756
====================================================================================================================================

LOAN TYPE. This is a Fixed Rate (8.750%) Nondisclosable Loan to a Corporation for $475,103.57 due on April 25, 2004.

PRIMARY PURPOSE OF LOAN. The Primary purpose of this loan is for:

         |_|  Personal, Family, or Household Purposes or Personal Investment.

         |X|  Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: to refinance existing debt & consolidate.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $475,103.57 as follows:

                         AMOUNT PAID TO OTHERS ON BORROWER'S BEHALF:                               $381,419.56
                                 $25,239.33 to First National Bank
                                 $34,271.25 to Chase Auto Finance
                                 $68,610.00 to New Holland
                                 $55,303.66 to Ford Motor Credit
                                 $24,318.23 to Ford Commercial Credit
                                 $106,580.25 to Cit Group
                                 $67,096.84 to Soris Financial

                         OTHER DISBURSEMENTS:                                                       $93,684.01
                                 $93,684.01 Regions Bank
                                                                                             -----------------

                         NOTE PRINCIPAL:                                                           $475,103.57


CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

                         PREPAID FINANCE CHARGES PAID IN CASH:                                           $0.00

                         OTHER CHARGES PAID IN CASH:                                                    $33.00
                                 $33.00 Recording Fees
                                                                                             -----------------

                         TOTAL CHARGES PAID IN CASH:                                                    $33.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND
WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND
THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION
AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS
AUTHORIZATION IS DATED APRIL 25, 2001.

BORROWER:

SMITHWELL DIRECTIONAL BORING INC

By:                                                                  By:
   --------------------------------------------------                    ------------------------------------------
    O. Lee Capwell, President of SMITHWELL DIRECTIONAL                   Mike L. Smith, Vice President of SMITHWELL
    BORING INC                                                           DIRECTIONAL BORING INC
====================================================================================================================================
          ILASER PRO Landing, Reg. U.S. Pat. & T.M. OFF., Ver. 5.15.11.01 (c) Concentrex 1997, 2001. All Rights Reserved.
                                        AR a:\APPS\LPWIN\CFT\LPL\120.FC TR-0006280 PR-BN021